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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

AXOVANT GENE THERAPIES LTD. (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AXOVANT GENE THERAPIES LTD.
Suite 1, 3rd Floor
11-12 St. James's Square
London SW1Y 4LB, United Kingdom
NOTICE OF ACTION TAKEN PURSUANT TO WRITTEN CONSENT OF SHAREHOLDERS

Dear Shareholder:

        The accompanying Information Statement is furnished to holders of common shares of Axovant Gene Therapies Ltd. ("our company," "our," "we" or "us") pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the matters described herein by written consent of the holder of a majority of our issued and outstanding common shares.

        On February 17, 2020, our board of directors approved a proposal to amend and restate our Second Amended and Restated Bye-laws (the "Existing Bye-laws") to (i) remove certain provisions designed to achieve compliance with the "controlled foreign corporation" rules and regulations of the Internal Revenue Code, as amended (the "Code"), (ii) remove provisions which prohibited certain transactions between our company and certain shareholders unless the approval of the Board and a supermajority of shareholders had been obtained and (iii) make certain immaterial adminstrative changes (the "Amended and Restated Bye-laws"), following discussion and due consideration of these matters. Following such approval, we elected to seek the written consent of the holder of a majority of our issued and outstanding common shares in order to reduce associated costs and implement the proposal in a timely manner.

        This Notice and the accompanying Information Statement are being furnished to you to inform you that, on February 19, 2020, we received written consent from the holder of a majority of our issued and outstanding common shares to approve the Amended and Restated Bye-laws. Our board of directors is not soliciting your proxy in connection with these actions and proxies are not requested from shareholders.

        The corporate actions set forth above will not become effective before a date which is 20 calendar days after this Information Statement is first mailed to our shareholders. You are urged to read the Information Statement in its entirety for a description of the actions taken by the holder of a majority of our common shares.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ PAVAN CHERUVU, M.D. Pavan Cheruvu, M.D. Principal Executive Officer

March 2, 2020

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED
TO SHAREHOLDERS ON OR ABOUT MARCH 2, 2020

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

AXOVANT GENE THERAPIES LTD.

Suite 1, 3rd Floor
11-12 St. James's Square
London SW1Y 4LB, United Kingdom
INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY'S SHAREHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

        This Information Statement is first being furnished on or about March 2, 2020, to the holders of record of the common shares of Axovant Gene Therapies Ltd. ("our company," "our," "we" or "us") as of February 19, 2020 (the "Record Date"), in connection with the approval of the matters described in this Information Statement by written consent of the holder of a majority of our issued and outstanding common shares.

        Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the "SEC") under the Exchange Act, the actions described herein will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to our shareholders.

        On February 17, 2020, following discussion and due consideration of this matter, our board of directors approved the Amended and Restated Bye-laws. Following such approval, we elected to seek the written consent of the holder of a majority of our issued and outstanding common shares in order to reduce associated costs and implement the proposal in a timely manner. On February 19, 2020, we received written consent from the requisite shareholder as described in this Information Statement.

        Such written consent is sufficient under our Existing Bye-laws to approve such actions. Accordingly, the action will not be submitted to the other shareholders of our company for a vote, and this Information Statement is being furnished to such other shareholders to provide them with certain information concerning the action in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

 VOTING REQUIREMENTS

        Pursuant to our Existing Bye-laws, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, with prior notice, if a consent or consents in writing, setting forth the action so taken, shall be circulated to all shareholders who would be entitled to attend a meeting and vote thereon and is signed by the holders of issued and outstanding common shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

        Pursuant to our Existing Bye-laws, approval of the actions described in this Information Statement at a meeting would require the affirmative vote of at least a majority of the votes cast at such a meeting. Holders of our common shares are entitled to one vote per share. As of February 19, 2020, there were 22,870,723 common shares issued and outstanding.

No Dissenters' or Preemptive Rights

        Under Bermuda law, holders of our common shares are not entitled to dissenters' rights of appraisal with respect to the approval of the Amended and Restated Bye-laws.

Consenting Shareholders

        Holders of our common shares are generally entitled to one vote per share on all matters submitted to a vote of holders of common shares. The approval of the Amended and Restated Bye-laws required the affirmative vote of the holder of a majority of the issued and outstanding common shares. Roivant Sciences Ltd. ("RSL"), which holds 13,244,047 common shares, or 57.9% of the 22,870,723 common shares outstanding and eligible to vote on this matter as of the Record Date, consented in writing on February 19, 2020, to approval of the Amended and Restated Bye-laws.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our common shares as of February 18, 2020:

  •
  all of those known by us to be beneficial owners of more than five percent of our common shares;

  •
  our named executive officers for the fiscal year ended March 31, 2019;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

        This table is based upon information supplied by officers, directors and principal shareholders and filings with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and dispositive power with respect to the shares indicated as beneficially owned. We have deemed common shares subject to options that are currently exercisable or exercisable within 60 days of February 18, 2020, to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

        Percentage of shares beneficially owned as of February 18, 2020, is based on 22,870,723 shares issued and outstanding.

        Except as set forth below, the principal business address of each such person or entity is c/o Axovant Gene Therapies Ltd., Suite 1, 3rd Floor, 11-12 St. James's Square, London, SW1Y 4LB, United Kingdom.

	Beneficial Ownership
Beneficial Owner	Shares	Percentage
5% Shareholder:
Roivant Sciences Ltd.(1)	13,244,047	57.9%
Named Executive Officers and Directors:
Pavan Cheruvu, M.D.(2)	684,114	2.9%
Gavin Corcoran(3)	193,127	*
Mathew Bazley(4)	—	—
Mark Altmeyer(5)	287	*
Frank M. Torti, M.D.(6)	50,625	*
Berndt Modig(7)	61,125	*
Ilan Oren	—	—
Atul Pande, M.D.(8)	63,245	*
Senthil Sundaram(9)	18,750	*
Eric Venker, M.D., Pharm.D.	—	—
All executive officers and directors as a group (9 persons)(10)	1,320,196	5.5%

*
Represents beneficial ownership of less than one percent.

(1)
Consists of 13,244,047 common shares directly owned by RSL. Sakshi Chhabra, Andrew Lo, Patrick Machado, Keith Manchester, M.D., Ilan Oren, Masayo Tada and Vivek Ramaswamy are the members of the board of directors of RSL and may be deemed to have shared voting, investment and dispositive power with respect to the shares held by this entity. These individuals disclaim beneficial ownership with respect to such shares except to the extent of their pecuniary interest therein. The principal business address of RSL is Suite 1, 3rd Floor, 11-12 St. James's Square, London SW1Y 4LB, United Kingdom.

(2)
Includes (i) 22,591 common shares issuable pursuant to vested Restricted Stock Units ("RSU's") outstanding as of February 18, 2020, (ii) 470,386 shares issuable pursuant to immediately exercisable options that remain unvested within 60 days after February 18, 2020, and (iii) 49,875 common shares issuable pursuant to an option that is exercisable within 60 days after February 18, 2020, in accordance with its vesting schedule.

(3)
Includes (i) 16,002 common shares issuable pursuant to vested RSU's outstanding as of February 18, 2020, (ii) 139,481 shares issuable pursuant to immediately exercisable options that remain unvested within 60 days after February 18, 2020, and (iii) 25,923 common shares issuable pursuant to options that are exercisable within 60 days after February 18, 2020, in accordance with their vesting schedules.

(4)
Mr. Bazley resigned from all of his positions at Axovant Sciences Inc. and affiliated entities in July 2019.

(5)
Mr. Altmeyer resigned from all of his positions at Axovant Sciences GmbH and affiliated entities in February 2019.

(6)
Includes (i) 12,500 common shares issuable pursuant to an immediately exercisable option that remains unvested within 60 days after February 18, 2020, and (ii) 31,875 common shares issuable pursuant to an option that is exercisable within 60 days after February 18, 2020, in accordance with its vesting schedule.

(7)
Includes 31,875 common shares issuable pursuant to an option that is exercisable within 60 days after February 18, 2020, in accordance with its vesting schedule.

(8)
Includes 31,875 common shares issuable pursuant to an option that is exercisable within 60 days after February 18, 2020, in accordance with its vesting schedule.

(9)
Includes 18,750 common shares issuable pursuant to an immediately exercisable option that remains unvested within 60 days after February 18, 2020.

(10)
Includes (i) 225,000 common shares issuable pursuant to immediately exercisable options that remain unvested within 60 days after February 18, 2020, and (ii) 15,060 common shares issuable pursuant to vested RSU's outstanding as of February 18, 2020. Does not include common shares beneficially owned by Mr. Altmeyer, who resigned in February 2019.

 APPROVAL OF AMENDED AND RESTATED BYE-LAWS

Overview

        Our board of directors and the holder of a majority of our issued and outstanding common shares have approved the Amended and Restated Bye-laws, following discussion and due consideration of this matter. The effective date of the Amended and Restated Bye-laws is anticipated to be on or about March 22, 2020, or as soon as practicable thereafter (the "Effective Time").

        Our Existing Bye-laws include provisions which provide that in the event that any U.S. person holds, directly, indirectly or constructively, 9.5% or more of the total voting power of our issued share capital, excluding any U.S. person that holds, directly, indirectly or constructively, 9.5% or more of the total voting power of issued share capital immediately prior to the closing of our initial public offering in June 2015, the aggregate votes conferred by the common shares held by such person (or by any person through which such U.S. person indirectly or constructively holds shares) will be reduced by our board of directors to the extent necessary such that the common shares held, directly, indirectly or constructively, by such U.S. person will constitute less than 9.5% of the voting power of all issued and outstanding shares.

        The Amended and Restated Bye-laws delete these provisions, as these provisions were designed to achieve compliance with the rules and regulations of the Code with respect to "controlled foreign corporations" within the meaning of Section 957(a) of the Code ("CFC"). A non-U.S. corporation is considered a CFC if more than 50% of (1) the total combined voting power of all classes of stock of such corporation entitled to vote, or (2) the total value of the stock of such corporation, is owned, or is considered as owned by applying certain constructive ownership rules, by its "United States shareholders" (within the meaning of Section 951(b) of the Code). Prior to the Tax Cuts and Jobs Act of 2017 (the "TCJA"), only U.S. persons that own 10% or more of the total combined voting power of all classes of stock entitled to vote of the non-U.S. corporation are treated as "United States shareholders." Following the TCJA, however, a U.S. person that owns either 10% or more of the total combined voting power of all classes of stock entitled to vote of a non-U.S. corporation or 10% or more of the total value of shares of all classes of stock of such non-U.S. corporation will be treated as a "United States shareholder." Additionally, we believe that we are classified as a CFC in the current taxable year as a result of certain changes to the constructive stock ownership rules made by the TCJA. Consequently, these provisions deleted in the Amended and Restated Bye-laws would no longer ensure that we would not be classified as a CFC, and therefore no longer provide any benefit to our company or our shareholders.

        In addition, the Amended and Restated Bye-laws delete provisions (the "Business Combination Provisions") which prohibited certain transactions between us and interested shareholders unless the approval of the board of directors and a supermajority of shareholders had been obtained. These provisions were based on Section 203 of the Delaware General Corporation Law ("Section 203"), which generally prohibits a publicly held Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years after the date that such stockholder became an interested stockholder. Similar to Section 203, our Existing Bye-laws have the following exceptions:

  •
  before such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the shareholder becoming an interested shareholder;

  •
  upon completion of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction began, excluding for purposes of determining the voting stock outstanding, but not the outstanding voting stock owned by the interested shareholder, those shares owned (1) by persons who are directors and also officers and (2) employee share plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

  •
  on or after such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of the shareholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested shareholder.

        In general, like Section 203, our Existing Bye-laws define a "business combination" to include the following:

  •
  any merger, amalgamation or consolidation involving the corporation and the interested shareholder;

  •
  any sale, lease, exchange, mortgage, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested shareholder;

  •
  subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any capital stock of the corporation to the interested shareholder;

  •
  any transaction involving the corporation that has the effect of increasing the proportionate share of the stock or any class or series of the corporation beneficially owned by the interested shareholder; or

  •
  the receipt by the interested shareholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits by or through the corporation.

        The definition of "interested shareholder" in our Existing Bye-laws was based on the definition of "interested stockholder" in Section 203 which means an entity or person who, together with the person's affiliates and associates, beneficially owns or within three years prior to the time of determination of interested shareholder status did own, 15% or more of the outstanding voting stock of the corporation. The Business Combination Provisions are not required under Bermuda law and we believe at this time provide an unnecessary impediment to us entering into certain transactions due to the additional approvals required. We believe that by eliminating the Business Combination Provision, we are providing our company and our board of directors with greater flexibility to pursue strategic transactions that they determine to be in the best interests of our company and our shareholders.

        Finally, the Amended and Restated Bye-laws make certain administrative changes to the Existing Bye-laws that our board of directors believes will not materially change the rights of our shareholders, including (i) updating references to our company to reflect our company's current name, (ii) in Bye-law 36.2 of the Amended and Restated Bye-laws, noting that notice of written resolutions need not be given to any member that has waived its rights to receive such notice, and (iii) in Bye-law 56 of the Amended and Restated Bye-laws, amending the requirements related to giving notice of a meeting of our board of directors, such that any director may summon a meeting of our board of directors.

        The description of the Amended and Restated Bye-laws set forth above is only a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bye-laws, a copy of which is provided in Appendix A to this Information Statement. The text of Appendix A is incorporated herein by reference. Shareholders are encouraged to read the full text of the Amended and Restated Bye-laws in Appendix A.

 SHAREHOLDERS ENTITLED TO INFORMATION STATEMENT

        This Information Statement is being mailed to you on or about March 2, 2020. We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common shares.

        We have established February 19, 2020, as the Record Date for the determination of shareholders entitled to receive this Information Statement.

HOUSEHOLDING OF MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Information Statement materials with respect to two or more shareholders sharing the same address by delivering a single set of Information Statement materials addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

        A number of brokers with account holders who are Axovant Gene Therapies Ltd. shareholders will be "householding" the Information Statement materials. A single set of Information Statement materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate set of Information Statement materials, please notify your broker or Axovant Gene Therapies Ltd. Direct your written request to Axovant Gene Therapies Ltd., Attn: Corporate Secretary, at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Shareholders who currently receive multiple copies of the Information Statement materials at their addresses and would like to request "householding" of their communications should contact their brokers.

 WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains a website that contains reports, proxy statements and other information regarding issuers that file electronically with the SEC, including us. The address of the SEC website is www.sec.gov.

        The following documents, as filed with the SEC by us, are incorporated herein by reference:

  •
  our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, filed with the SEC on June 11, 2019;

  •
  our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2019, September 30, 2019 and December 31, 2019, filed with the SEC on August 9, 2019, November 8, 2019 and February 10, 2020, respectively;

  •
  our Current Reports on Form 8-K (except for information contained therein which is furnished rather than filed), filed with the SEC on April 18, 2019, June 6, 2019, July 1, 2019, July 29, 2019, August 16, 2019, September 6, 2019, September 24, 2019, October 23, 2019, November 8, 2019 (excluding Item 2.02 and Exhibit 99.1 thereto), December 3, 2019, February 19, 2020 and February 21, 2020; and

  •
  the information specifically incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended March 31, 2019 from our definitive proxy statement on Schedule 14A, filed with the SEC on July 16, 2019.

        Notwithstanding the foregoing, no information is incorporated by reference in this information statement where such information under applicable forms and regulations of the SEC is not deemed to be "filed" under Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless we indicate in the report or filing containing such information that the information is to be considered "filed" under the Exchange Act.

        You may request a copy of these filings, at no cost, at: Axovant Gene Therapies Ltd., Attn: Investor Relations, 11 Times Square, 33rd Floor, New York, New York 10036, telephone: (631) 892-7014. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ PAVAN CHERUVU, M.D. Pavan Cheruvu, M.D. Principal Executive Officer

March 2, 2020

 Appendix A

THIRD AMENDED AND RESTATED BYE-LAWS OF

AXOVANT GENE THERAPIES LTD.

A-i

A-ii

INTERPRETATION

1.     Definitions

  1.1
  In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981 as amended from time to time;
Alternate Director	an alternate director appointed in accordance with these Bye-laws;
Auditor	includes an individual, company or partnership;
Board
the board of directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;
Code	the United States Internal Revenue Code of 1986, as amended;
Company	the company for which these Bye-laws are approved and confirmed;
Director	a director of the Company and shall include an Alternate Director;
Eligible Member	a Member holding shares representing five percent (5%) or more of the voting power of all issued shares of the Company and who has held such shares for at least two years;
indirect	when referring to a holder or owner of shares, ownership of shares within the meaning of section 958(a)(2) of the Code;
Member
the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;
notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;
Officer	any person appointed by the Board to hold an office in the Company;
Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;

Register of Members	the register of members referred to in these Bye-laws;
Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;
Secretary
the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary; and
Treasury Share	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.
  1.2
  In these Bye-laws, where not inconsistent with the context:

  (a)
  words denoting the plural number include the singular number and vice versa;

  (b)
  words denoting the masculine gender include the feminine and neuter genders;

  (c)
  words importing persons include companies, associations or bodies of persons whether corporate or not;

  (d)
  the words:

  (i)
  "may" shall be construed as permissive; and

  (ii)
  "shall" shall be construed as imperative;

  (e)
  a reference to statutory provision shall be deemed to include any amendment or re-enactment thereof;

  (f)
  the word "corporation" means a corporation whether or not a company within the meaning of the Act;

  (g)
  unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

  1.3
  In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

  1.4
  Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

SHARES

2.     Power to Issue Shares

  2.1
  Subject to these Bye-laws and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions as it may determine.

  2.2
  Subject to the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).

  2.3
  Notwithstanding the foregoing or any other provision of these Bye-laws, the Company may not issue any shares in a manner that the Board determines in its sole discretion may result in a non de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of shares or its affiliates.

3.     Power of the Company to Purchase its Shares

  3.1
  The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

  3.2
  The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.

  3.3
  Notwithstanding the foregoing or any other provision of these Bye-laws, any such purchase or acquisition may not be made if the Board determines in its sole discretion that the purchase or acquisition may result in a non de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of shares or its affiliates.

4.     Rights Attaching to Shares

  4.1
  At the date these Bye-laws are adopted, the share capital of the Company is divided into one billion (1,000,000,000) common shares of par value US$0.00001 each (the "Common Shares"), the holders of which shall, subject to these Bye-laws:

  (a)
  be entitled to one vote per share;

  (b)
  be entitled to such dividends as the Board may from time to time declare;

  (c)
  in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

  (d)
  generally be entitled to enjoy all of the rights attaching to shares.

  4.2
  The Board is authorised to provide for the creation and issuance of preference shares (the "Preference Shares") in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the terms, including designation, powers, preferences, rights, qualifications, limitations and restrictions of the shares of each such series (and, for the avoidance of doubt, such matters and the issuance of such Preference Shares with prior ranking shall not be deemed to vary the rights attached to the Common Shares or, subject to the terms of any other series of Preference Shares, to vary the rights attached to any other series of Preference Shares). The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

  (a)
  the number of shares constituting that series and the distinctive designation of that series;

  (b)
  the dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of the payment of dividends on shares of that series;

  (c)
  whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

    (d)
    whether that series shall have conversion or exchange privileges (including, without limitation, conversion into Common Shares), and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

    (e)
    whether or not the shares of that series shall be redeemable or repurchaseable, and, if so, the terms and conditions of such redemption or repurchase, including the manner of selecting shares for redemption or repurchase if less than all shares are to be redeemed or repurchased, the date or dates upon or after which they shall be redeemable or repurchaseable, and the amount per share payable in case of redemption or repurchase, which amount may vary under different conditions and at different redemption or repurchase dates;

    (f)
    whether that series shall have a sinking fund for the redemption or repurchase of shares of that series, and, if so, the terms and amount of such sinking fund;

    (g)
    the right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any subsidiary of any issued shares of the Company;

    (h)
    the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment in respect of shares of that series; and

    (i)
    any other relative participating, optional or other special rights, qualifications, limitations or restrictions of that series.

  4.3
  Any Preference Shares of any series which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorised and unissued Preference Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preference Shares to be created by resolution or resolutions of the Board or as part of any other series of Preference Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of Preference Shares.

  4.4
  At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board, including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the Company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.

  4.5
  All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

5.     Calls on Shares

  5.1
  The Board may make such calls as it thinks fit upon the Members in respect of any moneys (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue) and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

  5.2
  Any amount which by the terms of allotment of a share becomes payable upon issue or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for all the purposes of these Bye-laws be deemed to be an amount on which a call has been duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these Bye-laws as to forfeiture, payment of interest, costs and expenses, forfeiture or otherwise shall apply as if such amount had become payable by virtue of a duly made and notified call.

  5.3
  The joint holders of a share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.

  5.4
  The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up or become payable.

6.     Forfeiture of Shares

  6.1
  If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call

Axovant Gene Therapies Ltd. (the "Company")

    You have failed to pay the call of [amount of call] made on the [        ] day of [        ], 20[        ], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on the [        ] day of [        ], 20[        ], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of [        ] per annum computed from the said [        ] day of [        ], 20[        ] at the registered office of the Company the share(s) will be liable to be forfeited.

    Dated this [        ] day of [        ], 20[        ]

[Signature of Secretary] By Order of the Board
  6.2
  If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine. Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Bye-laws and the Act.

  6.3
  A Member whose share or shares have been so forfeited shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture, together with all interest due thereon and any costs and expenses incurred by the Company in connection therewith.

  6.4
  The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

7.     Share Certificates

  7.1
  Every Member shall be entitled to a certificate under the common seal (or a facsimile thereof) of the Company or bearing the signature (or a facsimile thereof) of a Director or Secretary or a person expressly authorized to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

  7.2
  The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

  7.3
  If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

  7.4
  Notwithstanding any provisions of these Bye-laws:

  (a)
  the Directors shall, subject always to the Act and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned, have power to implement any arrangements they may, in their absolute discretion, think fit in relation to the evidencing of title to and transfer of uncertificated shares and to the extent such arrangements are so implemented, no provision of these Bye-laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or transfer of shares in uncertificated form; and

  (b)
  unless otherwise determined by the Directors and as permitted by the Act and any other applicable laws and regulations, no person shall be entitled to receive a certificate in respect of any share for so long as the title to that share is evidenced otherwise than by a certificate and for so long as transfers of that share may be made otherwise than by a written instrument.

8.     Fractional Shares

        The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

 REGISTRATION OF SHARES

9.     Register of Members

  9.1
  The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

  9.2
  The Register of Members shall be open to inspection without charge at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

10.   Registered Holder Absolute Owner

        The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

11.   Transfer of Registered Shares

  11.1
  An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares

Axovant Gene Therapies Ltd. (the "Company")

    FOR VALUE RECEIVED.................... [amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] shares of the Company.

    DATED this [        ] day of [        ], 20[        ]

Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness
  11.2
  Such instrument of transfer shall be signed by (or in the case of a party that is a corporation) on behalf of the transferor and transferee, provided that, in the case of a fully paid up share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Members.

  11.3
  The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

  11.4
  The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

  11.5
  The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share which is not fully paid up. The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

  11.6
  Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

  11.7
  Notwithstanding anything to the contrary in these Bye-laws, shares that are listed or admitted to trading on an appointed stock exchange may be transferred in accordance with the rules and regulations of such exchange.

  11.8
  Notwithstanding the foregoing, the Board may decline to approve or register or permit the registration of any transfer of shares if it appears to the Board that any non-de minimis adverse tax, regulatory or legal consequences to the Company, any subsidiary of the Company or any direct or indirect holder of shares or its affiliates would result from such Transfer.

12.   Transmission of Registered Shares

  12.1
  In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

  12.2
  Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member

Axovant Gene Therapies Ltd. (the "Company")

    I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the "Transferee") registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

    DATED this [        ] day of [        ], 20[        ]

Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness
  12.3
  On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

  12.4
  Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

13.   Power to Alter Capital

  13.1
  The Company may if authorised by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.

  13.2
  Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

14.   Variation of Rights Attaching to Shares

  14.1
  If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

  14.2
  Notwithstanding the foregoing or any other provision of these Bye-laws, the Company shall not vary or alter the rights attaching to any class of shares if the Board determines in its sole discretion that any non de minimis adverse tax, regulatory or legal consequences to the Company, any subsidiary of the Company, or any direct or indirect holders of shares or its affiliates may result from such variation.

 DIVIDENDS AND CAPITALISATION

15.   Dividends

  15.1
  The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company.

  15.2
  The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

  15.3
  The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

  15.4
  The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company.

16.   Power to Set Aside Profits

        The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.

17.   Method of Payment

  17.1
  Any dividend or other moneys payable in respect of a share may be paid by cheque or draft sent through the post directed to the address of the Member in the Register of Members (in the case of joint Members, the senior joint holder, seniority being determined by the order in which the names stand in the Register of Members), or by direct transfer to such bank account as such Member may direct. Every such cheque shall be made payable to the order of the person to whom it is sent or to such persons as the Member may direct, and payment of the cheque or draft shall be a good discharge to the Company. Every such cheque or draft shall be sent at the risk of the person entitled to the money represented thereby. If two or more persons are registered as joint holders of any shares any one of them can give an effectual receipt for any dividend paid in respect of such shares.

  17.2
  The Board may deduct from the dividends or distributions payable to any Member all moneys due from such Member to the Company on account of calls or otherwise.

  17.3
  Any dividend and/or other moneys payable in respect of a share which has remained unclaimed for 6 years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company's own account. Such payment shall not constitute the Company a trustee in respect thereof.

  17.4
  The Company shall be entitled to cease sending dividend cheques and drafts by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the Member's new address. The entitlement conferred on the Company by this Bye-law 17.4 in respect of any Member shall cease if the Member claims a dividend or cashes a dividend cheque or draft.

18.   Capitalisation

  18.1
  The Board may capitalise any amount for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid up bonus shares pro-rata (except in connection with the conversion of shares of one class to shares of another class) to the Members.

  18.2
  The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid up shares of those Members who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS

19.   Annual General Meetings

        The annual general meeting of the Company shall be held in each year (other than the year of incorporation) at such time and place as the Principal Executive Officer or the Chairman (if any) or any two Directors or any Director and the Secretary or the Board shall appoint.

20.   Special General Meetings

        The Principal Executive Officer or the Chairman (if any) or any two Directors or any Director and the Secretary or the Board may convene a special general meeting whenever in their judgment such a meeting is necessary.

21.   Requisitioned General Meetings

        The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings, forthwith proceed to convene a special general meeting and the provisions of the Act shall apply.

22.   Notice

  22.1
  At least 14 days' notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

  22.2
  At least 10 days' notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

  22.3
  The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting.

  22.4
  A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

  22.5
  The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

23.   Giving Notice and Access

  23.1
  A notice may be given by the Company to a Member:

  (a)
  by delivering it to such Member in person, in which case the notice shall be deemed to have been served upon such delivery; or

  (b)
  by sending it by post to such Member's address in the Register of Members, in which case the notice shall be deemed to have been served seven days after the date on which it is deposited, with postage prepaid, in the mail; or

  (c)
  by sending it by courier to such Member's address in the Register of Members, in which case the notice shall be deemed to have been served two days after the date on which it is deposited, with courier fees paid, with the courier service; or

  (d)
  by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose, in which case the notice shall be deemed to have been served at the time that it would in the ordinary course be transmitted; or

  (e)
  by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website, in which case the notice shall be deemed to have been served at the time when the requirements of the Act in that regard have been met; or

  (f)
  in accordance with Bye-law 23.4.

  23.2
  Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

  23.3
  In proving service under paragraphs 23.1 (b), (c) and (d), it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted or sent by courier, and the time when it was posted, deposited with the courier, or transmitted by electronic means.

  23.4
  Where a Member indicates his consent (in a form and manner satisfactory to the Board) to receive information or documents by accessing them on a website rather than by other means, or receipt in this manner is otherwise permitted by the Act, the Board may deliver such information or documents by notifying the Member of their availability and including therein the address of the website, the place on the website where the information or document may be found, and instructions as to how the information or document may be accessed on the website.

  23.5
  In the case of information or documents delivered in accordance with Bye-law 23.4, service shall be deemed to have occurred when (i) the Member is notified in accordance with that Bye-law; and (ii) the information or document is published on the website.

24.   Notice of Nominations and Member Business

  24.1
  Annual General Meetings

  (a)
  Nominations of persons for election to the Board or the proposal of other business to be transacted by the Members may be made at an annual general meeting only (A) pursuant to the Company's notice of meeting (or any supplement thereto), (B) by or at the direction of the Board or (C) subject to any applicable law (including as provided for in Bye-law 24.1(e), in the case of proposals of any business other than in respect of director nominations), by any Eligible Member of record at the time of giving of notice as provided for in this Bye-law 24.1 and who comply with the notice procedures set forth in this Bye-law 24.1, and such nomination or proposal of other business shall be included in a proxy statement prepared by the Company to solicit proxies for the annual general meeting described below;

    (b)
    For nominations or other business to be properly brought before an annual general meeting by a Member pursuant to clause (C) of Bye-law 24.1(a), the Member must have given timely notice thereof in writing to the Secretary and any such proposed business must constitute a proper matter for Member action. To be timely, a Member's notice shall be delivered to or mailed and received by the Secretary at the registered office of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual general meeting; provided, that in the event that the date of the annual general meeting is called for a date that is not less than 30 days before or after such anniversary then to be timely such notice must be received at the registered office of the Company not later than ten days following the earlier of the date on which notice of the annual general meeting was posted to shareholders or the date on which public disclosure of the date of the annual general meeting was made. In no event shall the public announcement of an adjournment or postponement of an annual general meeting commence a new time period (or extend any time period) for the giving of a Member's notice as described above. For purposes of Bye-laws 24.1(b) and 24.2, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, the Associated Press, PR Newswire, Businesswire, Bloomberg or any comparable news service in the United States or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934;

    (c)
    A Member's notice to the Secretary shall set forth (A) as to each person whom the Member proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (B) as to any other business that the Member proposes to bring before the general meeting, a brief description of the business desired to be brought before the general meeting, the text of the proposal or business, the reasons for conducting such business at the general meeting and any material interest in such business of such Member and the beneficial owner, if any, on whose behalf the proposal is made, and (C) as to the Member giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

    (i)
    the name and address of such Member (as they appear in the Register of Members) and any such beneficial owner;

    (ii)
    the class or series and number of shares of the Company which are held of record or are beneficially owned by such Member and by any such beneficial owner;

    (iii)
    a description of any agreement, arrangement or understanding between or among such Member and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such nomination or other business;

      (iv)
      a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, share appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Member or any such beneficial owner or any such nominee with respect to the Company's securities (a "Derivative Instrument");

      (v)
      to the extent not disclosed pursuant to clause (iv) above, the principal amount of any indebtedness of the Company or any of its subsidiaries beneficially owned by such Member or by any such beneficial owner, together with the title of the instrument under which such indebtedness was issued and a description of any Derivative Instrument entered into by or on behalf of such Member or such beneficial owner relating to the value or payment of any indebtedness of the Company or any such subsidiary;

      (vi)
      a representation that the Member is a holder of record of shares of the Company entitled to vote at such general meeting and intends to appear in person or by proxy at the general meeting to bring such nomination or other business before the general meeting; and

      (vii)
      a representation as to whether such Member or any such beneficial owner intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company's outstanding shares required to approve or adopt the proposal or to elect each such nominee and/or (ii) otherwise to solicit proxies from Members in support of such proposal or nomination;

    (d)
    If requested by the Company, the information required under clauses (ii), (iii), (iv) and (v) of Bye-law 24.1(c) shall be supplemented by such Member and any such beneficial owner not later than 10 days after the record date for notice of the general meeting to disclose such information as of such record date;

    (e)
    Notwithstanding anything to the contrary, the notice requirements set forth herein with respect to the proposal of any business pursuant to this Bye-law 24.1 other than a nomination shall be deemed satisfied by a Member if such Member has submitted a proposal to the Company in compliance with Rule 14a-8 promulgated under the Securities and Exchange Act of 1934. If an Eligible Member submits a notice in compliance with this Bye-law 24.1, the nomination or other business to be transacted at the annual general meeting set forth in such notice shall be included in a proxy statement prepared by the Company to solicit proxies for the annual general meeting.

  24.2
  Special General Meetings

  (a)
  Only such business shall be conducted at a special general meeting as shall have been brought before the general meeting in accordance with the Company's notice of meeting pursuant to Bye-laws 22 and 23.

  (b)
  Nominations of persons for election to the Board at a special general meeting may be made (i) by or at the direction of the Board or (ii) subject to any applicable law, by any Eligible Member of record at the time of giving of notice and who comply with the notice procedures set forth in this Bye-law 24. If an Eligible Member submits a notice in compliance with this Bye-law 24.2, the nomination set forth in the notice shall be included in a proxy statement prepared by the Company to solicit proxies for such special general meeting.

    (c)
    For nominations to be properly brought before a special general meeting by a Member pursuant to Bye-law 24.2(b)(ii), the Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member's notice shall be delivered to or mailed and received at the registered office of the Company not later than seven days following the earlier of the date on which notice of the special general meeting was posted to shareholders or the date on which public disclosure of the date of the special general meeting was made, or if Members' nominations are provided pursuant to a requisition of a special general meeting, notice shall be timely if it is provided in accordance with the requirements to requisition a general meeting under Bye-law 21.

    (d)
    A Member's notice to the Secretary, including any notice of requisition pursuant to Bye-law 21, shall comply with the notice requirements of Bye-law 24.1(c) and (d).

  24.3
  General

  (a)
  At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary the information that is required to be set forth in a Member's notice of nomination pursuant to Bye-law 24.1(c).

  (b)
  No person shall be eligible to be nominated by a Member to serve as a director of the Company unless nominated in accordance with the procedures set forth in this Bye-law 24.

  (c)
  The chairman of the general meeting shall, if the facts warrant, determine and declare to the general meeting that a nomination was not made in accordance with the procedures prescribed by these Bye-laws or that business was not properly brought before the general meeting, and if he should so determine and declare, the defective nomination shall be disregarded or such business shall not be transacted, as the case may be.

  (d)
  Notwithstanding the foregoing provisions of this Bye-law 24, unless otherwise required by the Act, if the Member (or a qualified representative of the Member) does not appear at the annual or special general meeting to present a nomination or other proposed business, such nomination shall be disregarded or such proposed business shall not be transacted, as the case may be, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Bye-law 24.3, to be considered a qualified representative of the Member, a person must be a duly authorized officer, manager or partner of such Member or must be authorized by a writing executed by such Member or an electronic transmission delivered by such Member to act for such Member as proxy at the general meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the general meeting.

  24.4
  Without limiting the foregoing provisions of this Bye-law 24, a Member shall also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in this Bye-law 24; provided, that any references in these Bye-laws to the Securities Exchange Act of 1934 or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Bye-law, and compliance with Bye-law 24.1 or 24.2 shall be the exclusive means for a Member to make nominations or submit other business (other than as provided in Bye-law 24.1(e)).

25.   Postponement or Cancellation of General Meeting

        The Secretary may, and on instruction from the Chairman or the Principal Executive Officer shall, postpone or cancel any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed or cancelled meeting shall be given to the Members in accordance with these Bye-laws.

26.   Electronic Participation and Security at General Meetings

  26.1
  Members may participate in any general meeting by such telephonic, electronic or other communications facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

  26.2
  The Board may, and at any general meeting, the chairman of such meeting may make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

27.   Quorum at General Meetings

  27.1
  At any general meeting two or more persons present at the start of the meeting and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company shall form a quorum for the transaction of business.

  27.2
  If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

28.   Chairman to Preside at General Meetings

        Unless otherwise agreed by a majority of those attending and entitled to vote thereat, the Chairman, if there be one, and if not the Principal Executive Officer, if there be one, shall act as chairman at all general meetings at which such person is present. In their absence, a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.   Voting on Resolutions

  29.1
  Subject to the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with these Bye-laws and in the case of an equality of votes the resolution shall fail.

  29.2
  No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

  29.3
  At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his hand.

  29.4
  In the event that a Member participates in a general meeting by telephone, electronic or other communications facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

  29.5
  At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

  29.6
  At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Bye-laws, be conclusive evidence of that fact.

30.   Power to Demand a Vote on a Poll

  30.1
  Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

  (a)
  the chairman of such meeting; or

  (b)
  at least three Members present in person or represented by proxy; or

  (c)
  any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

  (d)
  any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total amount paid up on all such shares conferring such right.

  30.2
  Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, electronic or other communications facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

  30.3
  A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman (or acting chairman) of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

  30.4
  Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken. Each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone, electronic or other communications facilities or means shall cast his vote in such manner as the chairman shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose. The result of the poll shall be declared by the chairman.

31.   Voting by Joint Holders of Shares

        In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

32.   Votes of Members—General

        Subject to any rights and restrictions for the time being attached to any class or classes or series of shares, every Member shall have one vote for each share carrying the right to vote on the matter in question of which he is the holder..

33.   Instrument of Proxy

  33.1
  A Member may appoint a proxy by (a) an instrument appointing a proxy in writing in substantially the following form or such other form as the Board may determine from time to time:

Proxy
Axovant Gene Therapies Ltd. (the "Company")

    I/We, [insert names here], being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on the [            ] day of [            ], 20[    ] and at any adjournment thereof. (Any restrictions on voting to be inserted here.)

    Signed this [            ] day of [            ], 20[    ]

    Member(s)

    or (b) such telephonic, electronic or other means as may be approved by the Board from time to time.

  33.2
  The appointment of a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the appointment proposes to vote, and an appointment of proxy which is not received in the manner so permitted shall be invalid.

  33.3
  A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.

  33.4
  The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

34.   Representation of Corporate Member

  34.1
  A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

  34.2
  Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

35.   Adjournment of General Meeting

  35.1
  The chairman of any general meeting at which a quorum is present may with the consent of Members holding a majority of the voting rights of those Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), adjourn the meeting.

  35.2
  In addition, the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him that:

  (a)
  it is likely to be impracticable to hold or continue that meeting because of the number of Members wishing to attend who are not present; or

  (b)
  the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

  (c)
  an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

  35.3
  Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

36.   Written Resolutions

  36.1
  Subject to these Bye-laws anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may, without a meeting be done by written resolution in accordance with this Bye-law.

  36.2
  Notice of a written resolution shall be given, and a copy of the resolution shall be circulated to all Members who would be entitled to attend a meeting and vote thereon. Notice need not be given to any Member that has waived its right to receive notice pursuant to this Bye-law 36. The accidental omission to give notice to, or the non-receipt of a notice by, any Member does not invalidate the passing of a resolution.

  36.3
  A written resolution is passed when it is signed by, or in the case of a Member that is a corporation on behalf of, the Members who at the date that the notice is given represent such majority of votes as would be required if the resolution was voted on at a meeting of Members at which all Members entitled to attend and vote thereat were present and voting.

  36.4
  A resolution in writing may be signed by any number of counterparts.

  36.5
  A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be (provided that (i) any such resolution shall be valid only if the signature of the last Member to sign is affixed outside the United States (unless the Board dispenses with this requirement), and (ii) the Board may declare such resolution to be invalid if the Board determines that the use of a resolution in writing would result in a non-de minimis adverse tax, regulatory or legal consequence to the Company, any subsidiary of the Company, or any direct or indirect holder of shares or its affiliates), and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

  36.6
  A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

  36.7
  This Bye-law shall not apply to:

  (a)
  a resolution passed to remove an Auditor from office before the expiration of his term of office; or

  (b)
  a resolution passed for the purpose of removing a Director for cause before the expiration of his term of office pursuant to Bye-law 42.

  36.8
  For the purposes of this Bye-law, the effective date of the resolution is the date when the resolution is signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member whose signature results in the necessary voting majority being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

37.   Directors Attendance at General Meetings

        The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.

DIRECTORS AND OFFICERS

38.   Election of Directors

  38.1
  The Board shall consist of such number of Directors being not less than two (2) Directors and such number in excess as the Board may from time to time determine.

  38.2
  Only persons who are proposed or nominated in accordance with Bye-law 24 shall be eligible for election as Directors.

  38.3
  Where the number of persons validly proposed for re-election or election as a Director is greater than the number of Directors to be elected, the persons receiving the most votes (up to the number of Directors to be elected) shall be elected as Directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such Directors.

  38.4
  At any general meeting the Members may authorise the Board to fill any vacancy in their number left unfilled at a general meeting.

39.   Classes of Directors

        There is only one class of Directors of the Company.

40.   Term of Office of Directors

        Each Director shall hold office for a one year term until the next annual general meeting, or if, sooner, the next special general meeting called for the purpose of removing such director and electing a new slate of Directors, subject to his office being vacated sooner pursuant to Bye-law 43.

41.   Alternate Directors

  41.1
  At any general meeting, the Members may elect a person or persons to act as a Director in the alternative to any one or more Directors or may authorise the Board to appoint such Alternate Directors.

  41.2
  Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself by notice deposited with the Secretary. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative provided that such person shall not be counted more than once in determining whether or not a quorum is present.

  41.3
  An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director for whom such Alternate Director was appointed.

  41.4
  An Alternate Director shall cease to be such if the Director for whom he was appointed to act as a Director in the alternative ceases for any reason to be a Director, but he may be re-appointed by the Board as an alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

42.   Removal of Directors

  42.1
  Subject to any provision to the contrary in these Bye-laws, and in addition to the right of Members pursuant to Bye-laws 21, 24.2 and 40 to requisition the Board to convene a special general meeting for purposes of ending the term of the then-current Directors and electing a new slate of Directors, the Members holding a majority of the issued and outstanding shares of the Company may also, at any special general meeting convened and held in accordance with these Bye-laws, by the affirmative vote of all such Members, remove a Director, only with cause, provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director's removal.

  42.2
  If a Director is removed from the Board under the provisions of this Bye-law the Members may fill the vacancy at the meeting at which such Director is removed and a Director so appointed shall hold office in the same class of Directors as the removed Director held until the next annual general meeting or until such Director's office is otherwise vacated pursuant to Bye-law 43. In the absence of such election or appointment, the Board may fill the vacancy.

  42.3
  For the purposes of Bye-law 42.1, "cause" shall mean a conviction for a criminal offence involving dishonesty or engaging in conduct which brings the Director or the Company into disrepute and which results in material financial detriment to the Company.

43.   Vacancy in the Office of Director

  43.1
  The office of Director shall be vacated immediately if the Director:

  (a)
  is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

  (b)
  is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

  (c)
  is or becomes of unsound mind or dies;

  (d)
  resigns his office by notice to the Company (unless such other later date is agreed by the Board); or

  (e)
  is not re-elected at an annual general meeting or at a special general meeting called for the purpose of electing a new slate of Directors.

  43.2
  The Members in general meeting or the Board shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any Director or as a result of an increase in the size of the Board and to appoint an Alternate Director to any Director so appointed.

44.   Remuneration of Directors

        The remuneration (if any) of the Directors shall be determined by the Board or a committee thereof and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from the meetings of the Board, any committee appointed by the Board, general meetings, or in connection with the business of the Company or their duties as Directors generally.

45.   Defect in Appointment

        All acts done in good faith by the Board, any Director, a member of a committee appointed by the Board, any person to whom the Board may have delegated any of its powers shall, or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.

46.   Directors to Manage Business

        The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.

47.   Powers of the Board of Directors

        The Board may:

  (a)
  appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

  (b)
  exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

  (c)
  appoint one or more Directors to the office of managing director or Principal Executive Officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

  (d)
  appoint a person to act as manager of the Company's day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

  (e)
  by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

  (f)
  procure that the Company pays all expenses incurred in promoting and incorporating the Company and listing the shares of the Company;

  (g)
  delegate any of its powers (including the power to sub-delegate) to a committee of one or more persons appointed by the Board which may consist partly or entirely of non-Directors, provided that every such committee shall conform to such directions as the Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board;

  (h)
  delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

  (i)
  present any petition and make any application in connection with the liquidation or reorganisation of the Company;

  (j)
  in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

  (k)
  authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

48.   Register of Directors and Officers

        The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

49.   Appointment of Officers

        The Board may appoint such officers (who may or may not be Directors) as the Board may determine for such terms as the Board deems fit.

50.   Appointment of Secretary

        The Secretary shall be appointed by the Board from time to time for such terms as the Board deems fit.

51.   Duties of Officers

        The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

52.   Remuneration of Officers

        The Officers shall receive such remuneration as the Board may determine.

53.   Conflicts of Interest

  53.1
  Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company and such Director or such Director's firm, partner or company shall be entitled to remuneration as if such Director were not a Director. Nothing herein contained shall authorise a Director or Director's firm, partner or company to act as Auditor to the Company.

  53.2
  If a Director or an immediate family member of a Director is directly or indirectly interested in a contract or proposed contract or arrangement with the Company such Director shall declare the nature of such interest as required by the Act.

  53.3
  Following a declaration being made pursuant to this Bye-law, a Director may not vote in respect of a contract or proposed contract or arrangement in which such Director is interested, and may not be counted in the quorum for such meeting, unless the chairman of the relevant Board meeting determines that such Director is not disqualified from voting. For the avoidance of doubt, no Director or immediate family member shall be considered "interested" with respect to any transaction in which all of the Members participate or are offered to participate. The chairman of a Board meeting may require a Director to leave the meeting to enable the Board to discuss and/or vote on a matter in which the chairman considers the Director or an immediate family member of the Director to be interested. If a majority in number of the Directors in attendance at a Board meeting considers the chairman of the meeting or an immediate family member of the chairman to be interested in a particular matter, they may require the chairman to leave the meeting to enable the Board to discuss and/or vote on such matter.

  53.4
  For the purpose of this Bye-law 53, "immediate family member" means, in relation to a Director, his child, step-child, parent, step-parent, spouse, civil partner, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or any person (other than a tenant or employee) sharing the household of the Director.

54.   Indemnification and Exculpation of Directors and Officers

  54.1
  The Directors, Resident Representative, Secretary and other Officers (such term to include any person appointed to any committee by the Board) acting in relation to any of the affairs of the Company or any subsidiary thereof and the liquidator or trustees (if any) acting in relation to any of the affairs of the Company or any subsidiary thereof and every one of them (whether for the time being or formerly), and their heirs, executors and administrators (each of which an "indemnified party"), shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and no indemnified party shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty to the extent prohibited by the Act in relation to the Company which may attach to any of the indemnified parties. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to such Director or Officer.

  54.2
  The Company may purchase and maintain insurance for the benefit of any Director or Officer against any liability incurred by him under the Act in his capacity as a Director or Officer or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any subsidiary thereof.

  54.3
  The Company may advance moneys to a Director or Officer for the costs, charges and expenses incurred by the Director or Officer in defending any civil or criminal proceedings against him, on condition that the Director or Officer shall repay the advance if any allegation of fraud or dishonesty in relation to the Company is proved against him.

  54.4
  No amendment or repeal of any provision of this Bye-law 54 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendments.

MEETINGS OF THE BOARD OF DIRECTORS

55.   Board Meetings

        The Board may meet for the transaction of business, adjourn, and otherwise regulate its meetings as it sees fit. A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

56.   Notice of Board Meetings

        A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director's last known address or in accordance with any other instructions given by such Director to the Company for this purpose at least 48 hours prior to such Board meeting, unless each Director attends or gives his prior written consent to the meeting being held on such shorter notice.

57.   Electronic Participation in Meetings

        Directors may participate in any meeting by such telephonic, electronic, or other communications facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

58.   Quorum at Board Meetings

        The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office.

59.   Board to Continue in the Event of Vacancy

        The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.

60.   Chairman to Preside

        Unless otherwise agreed by a majority of the Directors attending , the Chairman, if there be one, shall act as chairman at all meetings of the Board at which such person is present. In his absence a chairman shall be appointed or elected by the Directors present at the meeting.

61.   Written Resolutions

        A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided, that (i) any such resolution shall be valid only if the signature of the last Director to sign is affixed outside the United States (unless the Board dispenses with this requirement), and (ii) the Board may declare such resolution to be invalid if the Board determines that the use of a resolution in writing would result in a non-de minimis adverse tax, regulatory or legal consequence to the Company, any subsidiary of the Company, or any direct or indirect holder of shares or its affiliates. For the purposes of this Bye-law only, "the Directors" shall not include an Alternate Director.

62.   Validity of Prior Acts of the Board

        No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

CORPORATE RECORDS

63.   Minutes

        The Board shall cause minutes to be duly entered in books provided for the purpose:

  (a)
  of all elections and appointments of Officers;

  (b)
  of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

  (c)
  of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.

64.   Place Where Corporate Records Kept

        Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

65.   Form and Use of Seal

  65.1
  The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

  65.2
  A seal may, but need not be affixed to any deed, instrument, share certificate or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director; or (ii) any Officer; or (iii) the Secretary; or (iv) any person authorized by the Board for that purpose.

  65.3
  A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

ACCOUNTS

66.   Books of Account

  66.1
  The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

  (a)
  all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

  (b)
  all sales and purchases of goods by the Company; and

  (c)
  all assets and liabilities of the Company.

  66.2
  Such records of account shall be kept at the registered office of the Company, or subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

67.   Financial Year End

        The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st March in each year.

AUDITS

68.   Annual Audit

        Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

69.   Appointment of Auditor

  69.1
  Subject to the Act, the Members shall appoint an auditor to the Company to hold office for such term as the Members deem fit until a successor is appointed.

  69.2
  The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

70.   Remuneration of Auditor

        The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine. In the case of an Auditor appointed pursuant to Bye-law 75, the remuneration of the Auditor shall be fixed by the Board.

71.   Duties of Auditor

  71.1
  The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

  71.2
  The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

72.   Access to Records

        The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

73.   Financial Statements

        Subject to any rights to waive laying of accounts pursuant to the Act, financial statements as required by the Act shall be laid before the Members in general meeting. A resolution in writing made in accordance with Bye-law 36 receiving, accepting, adopting, approving or otherwise acknowledging financial statements shall be deemed to be the laying of such statements before the Members in general meeting.

74.   Distribution of Auditor's report

        The report of the Auditor shall be submitted to the Members in general meeting.

75.   Vacancy in the Office of Auditor

        If the office of Auditor becomes vacant by the resignation or death or the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor's services are required, the vacancy thereby created shall be filled in accordance with the Act.

VOLUNTARY WINDING-UP AND DISSOLUTION

76.   Winding-Up

        If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

 CHANGES TO CONSTITUTION

77.   Changes to Bye-laws

        No Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a resolution of the Members.

78.   Changes to the Memorandum of Association

        No alteration or amendment to the Memorandum of Association may be made save in accordance with the Act and until same has been approved by a resolution of the Board and by a resolution of the Members.

79.   Discontinuance

        The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

80.   Amalgamation or Merger

        Any resolution proposed for consideration at any general meeting to approve the amalgamation or merger of the Company with any other company, wherever incorporated, shall require the approval of a simple majority of votes cast at such meeting and the quorum for such meeting shall be that required in Bye-law 27 and a poll may be demanded in respect of such resolution in accordance with the provisions of Bye-law 30.